Hartman Short Term Income Properties XX, Inc. Quarterly Shareholder Update

August 23, 2022

All lines will remain muted for the duration of the call.

Forward-Looking Statements

This presentation contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “forecast,” “anticipate,” “estimate,” “believe,” “continue” or other similar words.

These statements include our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments and risks and uncertainties, including future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control, as well as other risks and uncertainties disclosed in the Company’s periodic reports on Form 10-K and Form 10-Q.

Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements.

In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.

Risks of Investing in Real Estate

- A decrease in demand for industrial, office or retail space may have a material adverse effect on financial condition and results of operations.
- Economic and regulatory changes that impact the real estate market generally may decrease the value of investments and weaken operating results.
- Global and U.S. market, political and economic conditions may adversely affect liquidity and financial conditions and those of tenants.
- Market trends and other conditions outside of the control of the issuer could decrease the value of investments and weaken operating results.
- Issuers are subject to governmental regulations that may affect the renovations to, and use of, their properties.
- Properties that have significant vacancies could be difficult to sell, which could diminish the return on your investment.
- Real estate assets are illiquid, and issuers may not be able to sell their properties when they desire.
- Future terrorist activity or engagement in war by the United States may have an adverse effect on financial conditions and operating results.
- Costs of responding to both known and previously undetected environmental contamination and hazardous conditions may decrease cash flows and limit an issuer’s ability to make distributions.
- Properties may be dispersed geographically and across various markets and sectors.
- Issuers may be limited in their ability to diversify investments, making them more vulnerable economically than if their investments were diversified.

Overview

- HARTMAN TODAY
- STRATEGIC EVALUATION AND COST SAVINGS
- FINANCIAL RESULTS AND FORECAST
- DISTRIBUTIONS
- Q&A SESSION

Hartman Today: Positioned For Growth

Occupancy


Occupancy
84.00%
82.00%
80.00%
78.00%
EOY 2019
EOY 2020
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

2022 Occupancy
Actual vs. Budget

HARTMAN
THE POWER OF PROVEN RESULTS



84.80%
84.40%
84.00%
83.60%
83.20%
82.80%
82.40%
EOY 2021
JAN-22
FEB-22
MAR-22
APR-22
MAY-22
JUN-22
JUL-22
Actual
Budget

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Leasing Volume Higher


New Square Feet Leased
120,000
100,000
80,000
60,000
40,000
20,000
0
Jan
Feb
Mar
Apr
May
Jun
2019
2020
2021
2022


YTD - New Square Feet Leased
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
398969
320436
429235
450,090
YTD Total
2019
2020
2021
2022

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

HARTMAN
THE POWER OF PROVEN RESULTS

Leasing Volume Higher


New Lease Volume
70
60
50
40
30
20
10
0
Jan
Feb
Mar
Apr
May
Jun
2019
2020
2021
2022


YTD - New Lease Volume
300
250
200
150
100
50
0
183
128
278
243
YTD Total
2019
2020
2021
2022

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Financial Results & Forecast

Financial Results and Forecast

(in thousands)

	Actual Q2 2021	Actual Q2 2022	Budget Q2 2022
Revenue	$22,905	$22,440	$26,553
Expense	$15,363	$18,072	$15,651
NOI	$7,542	$4,368	$10,902
Interest Expense	$2,085	$2,611	$2,210
FFO	$5,457	$1,757	$8,692
Distributions	$3,156	$4,500	$4,119
FFO Payout	58%	256%	47.39%

Financial Debt

HARTMAN
THE POWER OF PROVEN RESULTS

- Hartman has 2 large debt loans
  - 4, cross-collateralized, term loan agreements for 4 properties totaling $40,045,000
    - 27-yr loan amortization and fixed rate of 4.61%
  - SASB loan for 39 properties totaling $259,000,000
    - Earns Interest at the 1-month LIBOR rate plus 1.8%.
    - 1.91% in January and projected to hit 5% by year-end.


SASB RATE HISTORY
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
11/1/2018
1/1/2019
3/1/2019
5/1/2019
7/1/2019
9/1/2019
11/1/2019
1/1/2020
3/1/2020
5/1/2020
7/1/2020
9/1/2020
11/1/2020
1/1/2021
3/1/2021
5/1/2021
7/1/2021
9/1/2021
11/1/2021
1/1/2022
3/1/2022
5/1/2022
7/1/2022

Hartman
Strategic Evaluation and Cost Savings:

Strategic Portfolio Evaluations

- Hartman STIP XX, Inc.
  - Owns 44 commercial properties
  - Dallas, Houston, and San Antonio
  - 6.78 M Square Feet

Source: Rubicrown Year-End 2021

On-going Strategic Assessment of Portfolio

- Hired an investment banker to aide in exploring options
- Additionally, 30 properties solicited Broker Price Opinions

- Our goal is to execute a strategy that will:
  - Pay down debt
  - Work towards restarting distributions
  - Work towards paying redemptions.

All strategies are dependent on board approval

Strategic Operational Cost Saving Initiatives

- Reviewed our Operational Expense
- Evaluated Payroll, Departmental Operations, Property Operations
- Reduce Expenses by $1.5M through year end
- Beginning Budgeting for 2023 in Q3 and will strategically evaluate Operational Expenses for next year

Distributions

Q&A Session

ALL LINES WILL REMAIN MUTED FOR THE DURATION OF THE CALL.

HARTMAN
THE POWER OF PROVEN RESULTS

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